PAULSON CAPITAL CORP.

NUMBER
N 3503

INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON

SHARES

SEE REVERSE FOR CERTAIN RESTRICTIONS

703994103

This Certifies that

is the owner of

Fully Paid and Non-Assessable Shares of Common Stock, no par value, of Paulson Capital Corp. transferrable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

PAULSON CAPITAL CORP.
CORPORATE
SEAL
OREGON

PRESIDENT

SECRETARY

PAULSON CAPITAL CORP.
SERVES AS ITS OWN TRANSFER AGENT
100 MORGAN PARK BUILDING, PORTLAND, OREGON 97205

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

(Oregon Custodians use the following)

(Name) CUST UL OREG (Name) MIN— ...... as Custodian under the laws of Oregon, for .... a minor

(Name) CUST (Name) (State) UNIF GIFT MIN ACT— .... Custodian for ....
(Cust) (Minor)

Under .... Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ *hereby sell, assign and transfer unto*

PLEASE PRINT OR TYPEWRITE IDENTIFYING NUMBER AND NAME OF ASSIGNEE AS IT SHOULD APPEAR ON CERTIFICATE AND SHOW ADDRESS.

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__________ *Shares of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint* ______________________ *Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

Date ______________________________ ____ *19* ____

X ____

X ____

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever. Signatures of registered owners on this certificate or on powers of attorney, and signatures of attorneys on this certificate or on powers of substitution must be guaranteed.